RUBY CREEK RESOURCES

750 3rd Ave., 11th Floor
New York, NY USA 10017
+1.212.679.5711
www.rubycreekresources.com

6th Floor, Amani Place, Ohio St.
Dar es Salaam, Tanzania
+255.774.634.777
info@rubycreekresources.com

Purchase Agreement

Between

Ruby Creek Resources, Inc.

And

Gold Standard Ltd

And

Gold Standard Tanzania Ltd.

For Shares Representing 95% Ownership of

Gold Standard Tanzania Ltd.

dated January 11, 2011

Ruby Creek and Gold Standard Asset Purchase and Assignment Agreement

This Asset Purchase and Assignment Agreement, dated January 11, 2011, is made amongst;

Ruby Creek Resources, Inc., a Nevada Corporation,
whose address is 750 3rd Ave, 11th Floor, New York, New York, 10017,

Gold Standard Ltd., a private limited liability Cayman Islands Company,
whose address is PO Box 131, Grand Cayman KY1-1801, Cayman Islands, and

Gold Standard Tanzania Ltd., a private limited liability Tanzanian Company,
whose address is PO Box 33444, Dar es Salaam, Tanzania,

Collectively "the Parties",

For the Purchase and Assignment of Certain Assets located in Tanzania.

Whereas;

A. Gold Standard Ltd. ("GSGC") and Gold Standard Tanzania Ltd. ("GSTz") entered into Joint Venture Agreements with Mr. Mkuvia Maita, the first Joint Venture Agreement dated 14th August 2009 in respect of Prospecting License No. PLR. 6011/2009 covering the area of 49.75 square kilometers and the second Joint Venture Agreement dated 10th August 2010 in respect of Prospecting License No. PLR. 6310/2010 covering the area of 89.06 square kilometers, both located in Liwale District, Lindi Region in Tanzania. Copies of the Joint Venture Agreements are attached as Schedule 1 and Schedule 2 and to be read as part of this Agreement; and

RJM

B. Gold Standard Ltd. and Gold Standard Tanzania Ltd. commissioned and completed an Environmental Impact Assessment attached as Schedule 3 and to be read as part of this Agreement; and

C. Gold Standard Ltd. and Gold Standard Tanzania Ltd. applied for and were granted a Mining License, dated 16th September 2010, by the Commissioner of Mineral Resources, Ministry of Energy and Minerals of the United Republic of Tanzania attached as Schedule 4 and to be read as part of this Agreement; and

D. Gold Standard Ltd. and Gold Standard Tanzania Ltd. developed a Camp for operations; and

E. That as at 31st December 2010, Gold Standard Ltd. and/or Gold Standard Tanzania Ltd. owes Mr. Maita a sum of US$160,000 and US$425,000 as detailed in Schedule 5 (the "Maita obligations"); and

750 3rd Ave., 11th Floor
New York, NY USA 10017
+1.212.679.5711
www.rubycreekresources.com

6th Floor, Amani Place, Ohio St.
Dar es Salaam, Tanzania
+255.774.634.777
info@rubycreekresources.com

F. Gold Standard Tanzania Ltd. is 95% owned by Gold Standard Ltd. Gold Standard Ltd. and Gold Standard Tanzania Ltd. have the legal right and authority to sell and otherwise deal with their interests in their Share ownership, the Joint Venture Agreements, Environmental Impact Assessment, Camp and Mining License (collectively "the Assets"); and

G. Ruby Creek Resources, Inc. ("Ruby Creek") is developing a Project in the south of Tanzania known as the Gold Plateau Project; and

H. Gold Standard Ltd. desires to sell their Share ownership to Ruby Creek and Ruby Creek desires to purchase their Share ownership from Gold Standard Ltd; and

I. In consideration for Ruby Creek paying US$1,500,000 and assuming the outstanding obligations detailed in Recital E hereinabove, Gold Standard Ltd. has agreed to sell, assign and transfer Shares representing ninety-five (95) percent ownership of Gold Standard Tanzania Ltd. (the "Shares") to Ruby Creek; and

J. The Parties enter into this Purchase and Assignment Agreement which will formally close within ninety (90) days from the date hereof, that it will be subject to due diligence to be conducted by the Parties, the execution of definitive agreements required by counsel, the filing of notices and the obtaining consents and approvals from any taxing and regulating authorities where required.

Now Therefore the Parties agree as follows;

RAM 1. Purchase Price
Ruby Creek will pay a Purchase Price of US$1,500,000 to acquire the Shares representing ninety-five (95) percent ownership of Gold Standard Tanzania Ltd. to be paid as follows:
   a. A deposit of US $50,000 paid within five (5) business days of execution of this Purchase and Assignment Agreement;
   b. US $450,000 paid at Closing;
   c. And an 8% US$1,000,000 Convertible Debenture (the "Note") issued at Closing;
      i. Term of the Note: 18 months to maturity,
      ii. Payments: Payments shall commence six (6) months after the Closing date, and the Note shall be amortized in three (3) equal semi-annual installments, plus accrued interest on the declining balance, RTJ

RUBY CREEK RESOURCES
750 3rd Ave., 11th Floor
New York, NY USA 10017
+1.212.679.5711
www.rubycreekresources.com
6th Floor, Amani Place, Ohio St.
Dar es Salaam, Tanzania
+255.774.634.777
info@rubycreekresources.com

iii. Conversion to common shares of Ruby Creek: GSGC may elect to receive any portion of each payment of principal and/or interest under the Note in cash or in restricted common shares of Ruby Creek at US$0.50. GSGC shall provide fifteen (15) business days advance notice in writing to Ruby Creek of its intention to convert,

iv. Acceleration of Conversion by GSGC: GSGC may elect to accelerate this conversion under terms and limitations to be defined,

v. Prepayment of Note by Ruby Creek: Ruby Creek may elect to prepay this Note at any time. Ruby Creek shall provide thirty (30) business days advance notice in writing to GSGC of its intention to prepay,

vi. The conversion and prepayment terms of the Note are intended to include appropriate terms to protect Ruby Creek from any disruption in its financing activities, in the opinion of third party independent financing parties.

2. Closing and Closing Documents

This Agreement will formally Close within ninety (90) days from the date hereof subject to the completion of any due diligence to be conducted by the Parties, the execution of definitive agreements required by counsel, the filing of notices and the obtaining consents and approvals from any taxing and regulating authorities where required.

3. Ruby Creek Representations and Warranties
   a. Ruby Creek has the legal right and authority to deal for and purchase the Shares and Assets;
   b. Ruby Creek will remain in good standing in its state of domicile;
   c. Ruby Creek will remain current in its filings with the Securities and Exchange Commission.

4. GSGC and GSTz Representations and Warranties
   a. Gold Standard Ltd. and Gold Standard Tanzania Ltd. have the legal right and authority to sell, assign and deal with the Shares and the Assets;
   b. The Shares and Assets are unencumbered save and except what is disclosed in the attached Schedules;
   c. Gold Standard Ltd. and Gold Standard Tanzania Ltd. hold Ruby Creek harmless for any liabilities as of the date of this Agreement;
   d. Gold Standard Ltd. and Gold Standard Tanzania Ltd. will not dispose of any assets nor incur any additional liabilities from the date of this Agreement to Closing;
   e. Gold Standard Ltd. and Gold Standard Tanzania Ltd. represent that a change in control will not create any impairment to the title of its Assets.

RUBY CREEK
RESOURCES

750 3rd Ave., 11th Floor
New York, NY USA 10017
+1.212.679.5711
www.rubycreekresources.com

6th Floor, Amani Place, Ohio St.
Dar es Salaam, Tanzania
+255.774.634.777
info@rubycreekresources.com

5. <u>Additional Terms</u>
   a. Confidentiality
      i. As a public company and SEC reporting Issuer, Ruby Creek will required to disclose the Terms of this Agreement. For corporate competitive reasons, Ruby Creek will make efforts to minimize the amount of disclosure it is required to make.
      ii. Any public announcements of this Purchase Agreement shall be approved in advance by the other party; Robert Moriarty of Gold Standard and Robert Slavik of Ruby Creek.
   b. Breach of Agreement
      Should any Party breach this Agreement, the other Party must provide a written Notice of such breach giving the offending Party 30 days to remedy the breach. If the Breach is not remedied within 30 days then the Parties agree to seek arbitration in the State of New York prior to any court action.

6. <u>Applicable Law</u>
   This Agreement is subject to the laws of the State of New York and the United States of America.

7. Attachments;
   a. Schedule 1 - Joint Venture Agreement of 14th August, 2009
   b. Schedule 2 - Joint Venture Agreement of 10th August 2010
   c. Schedule 3 - Environmental Impact Assessment
   d. Schedule 4 - Mining License
   e. Schedule 5 – Mr. Maita Obligations

We, the undersigned, agree to the terms and spirit of this Purchase Agreement and acknowledge that we have authority to enter into this Agreement.

For Gold Standard Ltd.

Robert J. Moriarty, President

For Ruby Creek Resources, Inc.

Robert Slavik, President and Director

For Gold Standard Tanzania Ltd.

Robert J. Moriarty

RUBY CREEK
RESOURCES

750 3rd Ave., 11th Floor
New York, NY USA 10017
+1.212.679.5711
www.rubycreekresources.com

6th Floor, Amani Place, Ohio St
Dar es Salaam, Tanzania
+255.774.634.777
info@rubycreekresources.com

Attachments

Schedule 1 - Joint Venture Agreement of 14th August, 2009

Schedule 2 - Joint Venture Agreement of 10th August 2010

Schedule 3 - Environmental Impact Assessment

Schedule 4 - Mining License

Schedule 5 – Mr. Maita Obligations